Exhibit 10.2
2009 TERM NOTE

$2,100,000	Denver, Colorado
April 29, 2009
For value received, each of the undersigned, GLOBAL EMPLOYMENT SOLUTIONS, INC., a Colorado corporation (“Global”), EXCELL PERSONNEL SERVICES CORPORATION, an Illinois corporation (“Excell”), FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC., a New York corporation (“Friendly”), TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc., a Georgia corporation (“TPS”), GLOBAL EMPLOYMENT SOLUTIONS PEO INC., f/k/a Southeastern Staffing, Inc., a Florida corporation (“Southeastern”), GLOBAL EMPLOYMENT SOLUTIONS PEO V INC., f/k/a Southeastern Personnel Management, Inc., a Florida corporation (“SPM”), MAIN LINE PERSONNEL SERVICES, INC., a Pennsylvania corporation (“Main Line”), GLOBAL EMPLOYMENT SOLUTIONS PEO III INC., f/k/a Bay HR, Inc., a Florida corporation (“BHR”), GLOBAL EMPLOYMENT SOLUTIONS PEO IV INC., f/k/a Southeastern Georgia HR, Inc., a Georgia corporation (“SGHR”), GLOBAL EMPLOYMENT SOLUTIONS PEO II INC., f/k/a Southeastern Staffing II, Inc., a Florida corporation (“SEII”), GLOBAL EMPLOYMENT SOLUTIONS PEO VI INC., f/k/a Southeastern Staffing III, Inc., a Florida corporation (“SEIII”), GLOBAL EMPLOYMENT SOLUTIONS PEO VII INC., f/k/a Southeastern Staffing IV, Inc., a Florida corporation (“SEIV”), GLOBAL EMPLOYMENT SOLUTIONS PEO VIII INC., f/k/a Southeastern Staffing V, Inc., a Florida corporation (“SEV”), GLOBAL EMPLOYMENT SOLUTIONS PEO IX INC., f/k/a Southeastern Staffing VI, Inc., a Florida corporation (“SEVI”), and KEYSTONE ALLIANCE, INC., a Florida corporation (“Keystone”) (Global, Excell, Friendly, TPS, Southeastern, SPM, Main Line, BHR, SGHR, SEII, SEIII, SEIV, SEV, SEVI, and Keystone, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Lender”), acting through its Wells Fargo Business Credit operating division, on the earlier of January 4, 2010 or the Termination Date set forth in the Credit and Security Agreement dated April 29, 2008, that was entered into by the Lender and the Borrowers (as amended from time to time, the “Credit Agreement”), at Lender’s office located at Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) or the aggregate unpaid principal amount of all 2009 Term Advances made by the Lender to the Borrowers under the Credit Agreement together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this 2009 Term Note is fully paid at the rate from time to time in effect under the Credit Agreement.
This 2009 Term Note is the 2009 Term Note referred to in the Credit Agreement, and is subject to the terms of the Credit Agreement, which provides, among other things, for acceleration hereof. Principal and interest due hereunder shall be payable as provided in the Credit Agreement, and this 2009 Term Note may be prepaid only in accordance with the terms of the Credit Agreement. This 2009 Term Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrowers hereby agree to pay all costs of collection, including reasonable attorneys’ fees and legal expenses in the event this 2009 Term Note is not paid when due, whether or not legal proceedings are commenced. The obligations of the Borrowers hereunder are joint and several.
Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

GLOBAL EMPLOYMENT SOLUTIONS, INC.			EXCELL PERSONNEL SERVICES CORPORATION

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Chief Financial Officer		Its:	Executive Vice President

FRIENDLY ADVANCED SOFTWARE TECHNOLOGY, INC.			TEMPORARY PLACEMENT SERVICE, INC., f/k/a Michaels & Associates, Inc. and successor by merger to Temporary Placement Service, Inc.

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

GLOBAL EMPLOYMENT SOLUTIONS PEO INC., f/k/a Southeastern Staffing, Inc.			GLOBAL EMPLOYMENT SOLUTIONS PEO V INC., f/k/a Southeastern Personnel Management, Inc.

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

MAIN LINE PERSONNEL SERVICES, INC.			GLOBAL EMPLOYMENT SOLUTIONS PEO III INC., f/k/a Bay HR, Inc.

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

GLOBAL EMPLOYMENT SOLUTIONS PEO IV INC., f/k/a Southeastern Georgia HR, Inc.			GLOBAL EMPLOYMENT SOLUTIONS PEO II INC., f/k/a Southeastern Staffing II, Inc.

By:	/s/ Daniel T. Hollenbach			/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

GLOBAL EMPLOYMENT SOLUTIONS PEO VI INC., f/k/a Southeastern Staffing III, Inc.			GLOBAL EMPLOYMENT SOLUTIONS PEO VII INC., f/k/a Southeastern Staffing IV, Inc.

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

GLOBAL EMPLOYMENT SOLUTIONS PEO VIII INC., f/k/a Southeastern Staffing V, Inc.			GLOBAL EMPLOYMENT SOLUTIONS PEO IX INC., f/k/a Southeastern Staffing VI, Inc.

By:	/s/ Daniel T. Hollenbach		By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach		Name:	Daniel T. Hollenbach
	Its:	Executive Vice President		Its:	Executive Vice President

KEYSTONE ALLIANCE, INC.

By:	/s/ Daniel T. Hollenbach
	Name:	Daniel T. Hollenbach
	Its:	Executive Vice President